<PAGE >

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934
                               (Amendment No.   )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                           Versus Technology, Inc.

 ..............................................................................

                (Name of Registrant as Specified In Its Charter)


 ..............................................................................

    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     1)  Title of each class of securities to which transaction applies:

 ...........................................................................

     2)  Aggregate number of securities to which transaction applies:

 ...........................................................................

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

 ...........................................................................

     4)  Proposed maximum aggregate value of transaction:

 ...........................................................................

     5)  Total fee paid:

 ...........................................................................

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
     ..........................................................
     2)  Form, Schedule or Registration Statement No.:
     ..........................................................
     3)  Filing Party:
     ..........................................................
     4)  Date Filed:
     ..........................................................

                                VERSUS TECHNOLOGY, INC.
                                 A Delaware Corporation


                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             to be held on April 14, 2000


To the Shareholders of Versus Technology, Inc.:

The Annual Meeting of Shareholders of Versus Technology, Inc. (the "Company") will be held at the Bayshore Resort, 833 E. Front Street, Traverse City, Michigan 49686, on Friday, April 14, 2000, at 9:00 a.m., Eastern Daylight Time, for the following purposes:

     1. To elect five (5) directors of the Company to serve until the next succeeding Annual Meeting of Shareholders and until their successors have been elected and have qualified.

     2. To transact such other business as may properly come before the meeting or any adjournments.

Only Shareholders of record at the close of business on the 28th day of February, 2000, are entitled to notice of and to vote at this meeting.

The Company's 1999 Annual Report to Shareholders is enclosed.

PLEASE MARK, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.




                                            By Order of the Board of Directors
                                            Andrea Beadle, Corporate Secretary



March 8, 2000




<PAGE 1>

                                 VERSUS TECHNOLOGY, INC.

                                 Corporate Headquarters:

                                 2600 Miller Creek Road
                              Traverse City, Michigan 49684
                            Telephone Number:  (231) 946-5868


                                      PROXY STATEMENT

General

This Proxy Statement is furnished to the Shareholders of Versus Technology, Inc. ("Versus" or the "Company") in connection with the solicitation of Proxies by order of the Board of Directors of the Company for the Annual Meeting of Shareholders to be held on April 14, 2000, at 9:00 a.m., Eastern Daylight Time, at the Bayshore Resort, 833 E. Front Street, Traverse City, Michigan 49686, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

The approximate date on which this Proxy Statement, the enclosed Proxy, and the Company's 1999 Annual Report to Shareholders will be first sent or given to Shareholders is March 8, 2000.

The enclosed Proxy is being solicited on behalf of the Board of Directors of the Company, and all costs of solicitation will be borne by the Company. Such costs include preparation, printing and mailing of the Notice of Annual Meeting of Shareholders, Form of Proxy, Proxy Statement, and Annual Report, which are herein enclosed. The solicitation will be conducted principally by mail, although Directors, officers, and regular employees of the Company may solicit Proxies personally or by telephone, e-mail, or facsimile. Such persons will not receive special compensation for such services. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries for proxy material to be sent to their principals, and the Company will reimburse such persons for their reasonable expenses in so doing.

You are requested to mark, sign, and date the accompanying Proxy and return it in the envelope provided. Proxies in such form, if duly signed and received in time for the voting, will be voted in accordance with the directions of each Shareholder. The proxy holders identified on the Proxy have been selected by the Board of Directors. The proxy holders shall have the discretionary authority to vote for the election of Directors and distribute such votes among the nominees standing for election (except as otherwise instructed by a Shareholder in the accompanying Proxy) and on any other matters that may properly come before the Annual Meeting of Shareholders.

If the enclosed Proxy is executed and returned, it may, nevertheless, be revoked at any time before it has been exercised upon written notice to the Secretary of the Company. The Proxy shall also be deemed revoked if a Shareholder is present at the Meeting and elects to vote in person.

Each holder of the Company's common stock, par value $0.01 (the "Common Stock") at the close of business on February 28, 2000 (the "Record Date"), is entitled to one vote per share on each matter that comes before the meeting. With respect to the election of Directors, a vote of a plurality


<PAGE 2>

of the number of shares voting is required for election. Abstentions will be counted as votes cast, but Proxies submitted by brokers with a "not voted" direction will not be counted as votes cast with respect to each matter to be voted upon where such instruction is given.

At the close of business on February 28, 2000, there were outstanding 38,537,921 shares of Common Stock, the only class of stock outstanding.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                     MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth information as to the Common Stock beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by any person who, as of February 28, 2000, to the knowledge of the Board of Directors of the Company, owned beneficially more than 5 percent of the outstanding Common Stock of the Company (to date, the Company has not issued any shares of Preferred Stock):


Name and Address of             Amount and Nature of      Percentage of Class
Beneficial Owner                Beneficial Ownership          Outstanding


Gary T. Gaisser                     6,822,123(1)                 17.2%
c/o Versus Technology, Inc.
2600 Miller Creek Road
Traverse City, MI 49684

David L. Gray                       6,196,000(2)                 13.9%
c/o Versus Technology, Inc.
2600 Miller Creek Road
Traverse City, MI 49684

William Harris Investors            3,470,000(3)                  9.0%
2 North LaSalle Street, Suite 400
Chicago, IL 60602

Financial & Investment Management   2,612,188(4)                  6.8%
Group, Ltd.
417 St. Joseph Street
P.O. Box 40
Suttons Bay, MI 49682

(1) This total includes 1,036,000 shares that are currently acquirable by Mr. Gaisser upon exercise of outstanding options issued by the Company. It also includes 36,000 shares that vest and become acquirable on April 23, 2000, by Mr. Gaisser upon exercise of an outstanding option issued by the Company.

(2) Of these shares, 6,000,000 are acquirable on conversion of debentures held by a limited liability company of which Mr. Gray is the Managing Director and 73,000 are currently acquirable by Mr. Gray upon exercise of an outstanding option issued by the Company. This amount also includes 73,000 shares that vest and become acquirable on April 23, 2000, by Mr. Gray upon exercise of an outstanding option issued by the Company.


<PAGE 3>

(3)     As reported on Schedule 13G filed February 14, 2000.

(4)     As reported on Schedule 13G filed February 25, 2000.

Security Ownership of Management

The following table sets forth, as of February 28, 2000, the beneficial ownership of the Company's Common Stock by all the Directors, nominees, and named executive officers of the Company and by all the Directors, nominees, and executive officers of the Company as a group:

Name of Beneficial    Position(s) with the    Amount and Nature   Percentage
      Owner                Company(1)           of Beneficial      of Class
                                                 Ownership(1)     Outstanding
__________________    ____________________    _________________   ___________

Gary T. Gaisser       President, Chief           6,822,123(2)        17.2%
                      Executive Officer,
                      and Director

David L. Gray         Director                   6,196,000(3)        13.9%

Samuel Davis          Chairman of the Board      1,466,000(4)         3.7%

Julian C. Schroeder   Director                     673,582(5)         1.7%

James D. Ross, Esq.   Director                     448,000(6)         1.0%

All executive officers and directors
as a group (8 persons)                          16,208,805(7)        34.2%

(1) Each director has sole voting and investment power as to all shares reflected as beneficially owned by him, except as otherwise noted. Messrs. Gaisser, Gray, Davis, Schroeder, and Ross are all of the Company's present Directors.

(2) This total includes 1,036,000 shares that are currently acquirable by Mr. Gaisser upon exercise of outstanding options issued by the Company. It also includes 36,000 shares that vest and become acquirable on April 23, 2000, by Mr. Gaisser upon exercise of an outstanding option issued by the Company.

(3) Of these shares, 6,000,000 are acquirable on conversion of debentures held by a limited liability company of which Mr. Gray is the Managing Director and 73,000 are currently acquirable by Mr. Gray upon exercise of an outstanding option issued by the Company. This amount also includes 73,000 shares that vest and become acquirable on April 23, 2000, by Mr. Gray upon exercise of an outstanding option issued by the Company.

(4) This total includes 373,000 shares that are currently acquirable by Mr. Davis upon exercise of outstanding options issued by the Company and 400,000 shares currently acquirable on conversion of outstanding debentures held by Mr. Davis. This amount also includes 73,000 shares that vest and become acquirable on April 23, 2000, by Mr. Davis upon exercise of an outstanding option issued by the Company.

(5) This total includes 192,582 shares currently acquirable under the terms of warrants issued by the Company and 73,000 shares that are currently acquirable by Mr. Schroeder upon exercise of an outstanding option issued by the Company. It also includes 73,000 shares that vest and become


<PAGE 4>

acquirable on April 23, 2000, by Mr. Schroeder upon exercise of an outstanding option issued by the Company.

(6) This total includes 73,000 shares that vest and become acquirable on April 23, 2000, by Mr. Ross upon exercise of an outstanding option issued by the Company.

(7) This total includes 8,851,347 shares currently acquirable or within sixty days under outstanding warrants, options, and convertible debentures.

                                      PROPOSAL ONE

                                 ELECTION OF DIRECTORS

General

The Shareholders are being asked to elect five Directors, who will comprise the entire Board of Directors of the Company, to serve for the ensuing year and until their successors are duly elected and qualified. The nominees are all current members of the Board of Directors who were elected by the Shareholders at the previous Annual Meeting of Shareholders, except for Mr. Ross, who was elected in April of 1999 by the Board of Directors acting pursuant to the Company's By-laws. In the event that any nominee for Director should become unavailable, which event the Board of Directors does not anticipate, it is intended that votes will be cast pursuant to the enclosed Proxy for such substitute nominee as may be nominated by the Board of Directors, unless otherwise directed by the Shareholder in the Proxy.

The Board has established a Compensation Committee, presently consisting of Mr. Gray, Mr. Schroeder, and Mr. Davis, which administers the Company's stock option plans and reviews employee compensation and benefits. The Compensation Committee met two times during the fiscal year ended October 31, 1999.

The Board also established an Audit Committee, presently consisting of Mr. Schroeder, Mr. Gray, and Mr. Davis. The Audit Committee meets with the Company's officers and the independent auditors to review the Company's annual audit and financial statements. The Audit Committee met two times during the fiscal year ended October 31, 1999.

The Board also established an Executive Committee, presently consisting of Mr. Gray, Mr. Gaisser, Mr. Davis, and Mr. Ross, which oversees all of the Board's functions on a more frequent basis; reviews, designs, and adopts Versus' strategy; and oversees and pursues the implementation of that strategy. In addition, the Executive Committee serves to provide the President and CEO of the Company with more efficient access to Board members for purposes of seeking guidance and decision making with respect to emerging business issues. The Executive Committee met two times during the fiscal year ended October 31, 1999.

The Board has not established a separate nominating committee as nominations are considered and made by the Board as a whole. The Board will consider nominees for the Board of Directors recommended by Shareholders. Shareholders desiring to make such recommendations should write


<PAGE 5>

directly to the Board at the Company's executive offices at 2600 Miller Creek Road, Traverse City, Michigan 49684.

The Board of Directors met seven times during the fiscal year ended October 31, 1999. During that fiscal year, each of the incumbent Directors attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors held during the period for which he has been a Director and (2) the total number of meetings held by all Committees of the Board on which he served during the period that he served.

Information Concerning Directors and Nominees for Director

The Board of Directors presently consists of Samuel Davis, Gary T. Gaisser, David L. Gray, James D. Ross, Esq., and Julian C. Schroeder. The Board has nominated Messrs. Davis, Gaisser, Gray, Ross, and Schroeder to serve on the Board for a term of one year or until their successors are elected and shall qualify.

The following information is furnished with respect to the nominees for Directors of the Company:

Nominees for Director        Age            Position(s) with the Company
_____________________        ___            ____________________________

Samuel Davis                 68             Chairman of the Board
Gary T. Gaisser              48             Director, President, and Chief
                                            Executive Officer
David L. Gray                51             Director
James D. Ross, Esq.          51             Director
Julian C. Schroeder          52             Director

Samuel Davis has served as a Director of the Company since August, 1997, and Chairman of the Board since April, 1998. Since 1986, he has been President of Sam Davis & Associates, a management consulting firm which specializes in healthcare strategy and organizational change. He is an affiliate of the Delta Consulting Group where he served as Senior Director from 1990 through 1998. Mr. Davis is the former President and CEO of the Mount Sinai Hospital in New York City. He is Clinical Professor of the School of Public Health of Columbia University and Distinguished Service Professor of the Mount Sinai School of Medicine in New York City.

Gary T. Gaisser has served as President and Chief Executive Officer of the Company since January, 1995, and has served as a Director of the Company since April, 1995. Prior to that, he was President of Olmsted Engineering Co. ("Olmsted"), now a wholly owned subsidiary of the Company. Mr. Gaisser had been with Olmsted since 1988.

David L. Gray, CPA, has served as a Director of the Company since April, 1998. He is President and Director of Tortola Enterprises, Inc., a management consulting firm, and has served in this position since 1986. In this position, he serves as an advisor to boards of directors and executive management of a spectrum of operating businesses, both domestic and international. He previously served as President of Sara Lee Bakery Company and as President and CEO of Chef Pierre, Inc. Mr. Gray also serves as a member of boards of directors for a number of business enterprises and non-profit organizations, including Gordon Food Service, Inc.


<PAGE 6>

James D. Ross, Esq. has served as a Director of the Company since April, 1999. He is currently in the private practice of law and is licensed in Kentucky and Michigan. Prior to that and since 1998 he was the Managing Director for Financial & Investment Management Group, Ltd., a major shareholder of the Company. From 1995 to 1998, Mr. Ross was Executive Vice President of Aegon, USA. Mr. Ross also serves as a member of boards of directors for a number of business enterprises and non-profit organizations, including Net Direct and the Humane Society of the United States.

Julian C. Schroeder has served as a Director of the Company since August, 1994. As of March, 1997, Mr. Schroeder became Director, International Fixed Income Research, with Schroder & Co., Inc., a registered broker-dealer. He previously served with BDS Securities, L.L.C., a registered broker-dealer, and its predecessor, BDS Securities Corporation, a registered broker-dealer, since 1989, and from 1995 to March, 1997, served as its President.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ELECTION OF SAMUEL DAVIS, GARY T. GAISSER, DAVID L. GRAY, JAMES D. ROSS, ESQ., AND JULIAN
C. SCHROEDER.

There is no family relationship between any officers or directors nor are there any understandings among any officers or directors and any other person(s) pursuant to which any such officer or director was or is to be selected as such.

                            EXECUTIVE COMPENSATION

The following table sets forth the annual compensation paid to the Chief Executive Officer of the Company during the fiscal years ended October 31, 1999, 1998, and 1997. There were no other executive officers of the Company who received combined salary and bonuses for the year ended October 31, 1999, equaling or exceeding $100,000.

SUMMARY COMPENSATION TABLE
__________________________


                         Annual Compensation            Long-Term Compensation
                         ___________________            ______________________
Name and          Fiscal Salary   Bonus  Other Annual  Securities All Other
Principal         Year                   Compensation  Underlying Compensation
Position                                               Options
________          ______ ______   _____  ____________  __________ ____________

Gary T. Gaisser,    1999 $161,959                         36,000     $3,644(4)
President, CEO,
and Director

Gary T. Gaisser     1998 $147,290          $9,690(1)       36,000    $3,727(4)

Gary T. Gaisser     1997 $134,500            $200(2)                 $3,901(4)
                                           $7,350(3)

(1) Represents the fair market value of Common Stock received as compensation for serving as a Director. Fifteen thousand shares were granted October 31, 1997, representing service dates of May 9, 1997, through April 24, 1998.

(2) Represents two meetings of Directors at $100 per meeting during fiscal 1997. The Directors voted to forego the fee for the October 31, 1997, meeting and all future meetings.


<PAGE 7>

(3) Represents the fair market value of Common Stock received as compensation for serving as a Director. Fifteen thousand shares were granted December 30, 1996, representing service dates of May 10, 1996, through May 9, 1997.

(4) Represents the Company's contribution to Mr. Gaisser's 401(k) account pursuant to the Company's 401(k) Profit Sharing Plan.

Options

Options to purchase 1,000,000 shares, granted to Mr. Gaisser in 1996, are exercisable at $0.375 a share, which was the fair market value of the Company's Common Stock on the date of grant. The options expire on June 4, 2006. Mr. Gaisser has exercised no options. These options had no value at October 31, 1999, based upon the difference between the option exercise price and the fair market value of the Company's Common Stock at October 31, 1999.

Options to purchase 36,000 shares, granted to Mr. Gaisser in 1998, are exercisable at $0.515 a share, which was the fair market value of the Company's Common Stock on the date of grant. The options expire on April 24, 2003. Mr. Gaisser has exercised no options. These options had no value at October 31, 1999, based upon the difference between the option exercise price and the fair market value of the Company's Common Stock at October 31, 1999.

Options to purchase 36,000 shares, granted to Mr. Gaisser in 1999, are exercisable at $0.165 a share, which was the fair market value of the Company's Common Stock on the date of grant. The options vest and become exercisable on April 23, 2000. The options expire on April 23, 2004. These options had no value at October 31, 1999, based upon the difference between the option exercise price and the fair market value of the Company's Common Stock at October 31, 1999.

No options were exercised by any executive officer in fiscal 1999.

Employment Agreement

As of July 1, 1996, the Company and Mr. Gaisser entered into an Employment Agreement for a term of six years. Mr. Gaisser is employed at an initial base salary of $130,000 per year and receives a 10% annual increase during the term of the Employment Agreement. Mr. Gaisser is entitled to such further increases as shall be determined by the Board of Directors and is entitled to participate in other compensation and benefit plans of the Company.

The Employment Agreement may be terminated by the Company for "just cause," which is defined as "willful misconduct, embezzlement, conviction of a felony, habitual drunkenness or excessive absenteeism not related to illness." The Employment Agreement provides that if Mr. Gaisser is not elected or appointed as President and Chief Executive Officer or as a member of the Board of Directors, is removed from any such office, the ownership and control of the Company changes, or if the principal place of the business is changed to a location more than 20 miles from Traverse City, Michigan without Mr. Gaisser's consent, then Mr. Gaisser may give notice of termination, effective at the end of the month in which notice is given. In addition, if Mr. Gaisser concludes that because of changes in the composition in the Board of Directors or material changes in its policies because of other events or occurrences of material fact, he feels he can no longer properly and effectively


<PAGE 8>

discharge his responsibilities, then Mr. Gaisser may resign from his position upon the giving of sixty (60) days' prior written notice. In each case, such resignation shall be deemed constructive termination of Mr. Gaisser's employment by the Company, and Mr. Gaisser shall be entitled to payment of the remaining amounts payable to him under the Employment Agreement without any requirement of mitigation of damages.

Except in the event of constructive termination, Mr. Gaisser has agreed that during the term of the Employment Agreement and for two years thereafter, he will not compete with the Company. Upon any termination, Mr. Gaisser has agreed not to disclose the Company's confidential information or to solicit any employee of the Company for a two-year period.

Compensation of Directors

Effective April 23, 1999, each outside Director was awarded an option to purchase 73,000 shares of the Company's Common Stock for service on the Board from April 23, 1999, through April 14, 2000. Gary Gaisser, being the only inside Director, was awarded an option to purchase 36,000 shares. The options vest and become exercisable on April 23, 2000. The exercise price for all such options is $0.165 per share, which was the fair market value of the Company's Common Stock on the date of grant.

              CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In December, 1996, the Company moved its principal operating facilities to a building that is owned by Traverse Software Investment, LLC ("TSI"), a limited liability company controlled by Gary T. Gaisser, the President, Chief Executive Officer and a Director, of the Company. Versus and Olmsted are obligated under two separate five-year lease agreements, which initially required aggregate total annual rents of $111,000, increasing 4 percent annually after the first year.

Between May 31, 1999, and August 18, 1999, the Company issued $3,000,000 in Prime Rate Secured Convertible Debentures, due April 30, 2004. Of the total debentures issued, $1,500,000 were purchased by a limited liability company, of which Mr. David L. Gray, a director of Versus, is the managing member. An additional $100,000 were purchased by Mr. Samuel Davis, the Company's Chairman of the Board.

              COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Based solely upon a review of Forms 3 and 4 furnished to the Company pursuant to Rule 16a-3(e) and written statements from Directors and Executive Officers that no report on Form 5 is due, no reporting person failed to file reports required under Section 16(a) of the Securities and Exchange Act of 1934 with respect to the Company's securities.


<PAGE 9>

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors has selected BDO Seidman, LLP as the independent certified public accountants to the Company for the fiscal year ending October 31, 2000. The Company has been informed that neither BDO Seidman, LLP, nor any of its partners, has any direct financial interest or any material indirect financial interest in the Company or its subsidiary, nor has any of its partners acted in the capacity of promoter, underwriter, voting trustee, director, officer or employee of the Company.

The Company has been advised by BDO Seidman, LLP that representatives of that firm are expected to be present at the Annual Meeting of Shareholders. These representatives will have the opportunity to make a statement, if they so desire, and will also be available to respond to appropriate questions from Shareholders.

                                   OTHER MATTERS

The Board of Directors is not aware at present of any other matters which will or may come before the Annual Meeting of Shareholders and which will require a vote of the Shareholders. However, if any additional matters are properly presented at the meeting, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their judgment on such matters.

                   DEADLINES WITH RESPECT TO SHAREHOLDER PROPOSALS
                               FOR THE 2001 ANNUAL MEETING

The date by which proposals of Shareholders intended to be presented at the Company's 2001 Annual Meeting (and in the Proxy Statement and Proxy relating to that meeting) must be presented to the Company is November 9, 2000.

At the Company's 2001 Annual Meeting, proxy holders will be allowed to exercise their discretion in voting on any Shareholder proposal not presented for inclusion in the Proxy Statement and Proxy relating to that meeting if such proposal is not presented to the Company by January 23, 2001.


                                            By Order of the Board of Directors
                                            Andrea Beadle, Corporate Secretary



<PAGE >


















                             VERSUS TECHNOLOGY, INC.

                             2600 Miller Creek Road
                          Traverse City, Michigan 49684

      PROXY SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

The undersigned hereby appoints and constitutes Gary T. Gaisser and Julian C. Schroeder and each of them, attorneys and proxies for the undersigned, with full power of substitution to vote as if the undersigned were personally present at the Annual Meeting of the Shareholders of Versus Technology, Inc. (the "Company") to be held at the Bayshore Resort, 833 E. Front Street, Traverse City, Michigan 49686, on Friday, April 14, 2000, at 9:00 a.m., Eastern Daylight Time, and at all adjournments thereof, the shares of stock of said Company registered in the name of the undersigned. The undersigned instructs all such proxies to vote such shares as follows upon the following matters, which are described more fully in the accompanying Proxy Statement:

                  (continued, and to be signed, on the other side)


<PAGE >

                     Please mark, sign, date, and return your
                            Proxy as soon as possible!

                          Annual Meeting of Shareholders
                             VERSUS TECHNOLOGY, INC.

                                   April 14, 2000

                  Please detach and mail in the envelope provided.
------------------------------------------------------------------------------
                                  (see other side)

A /X/ Please mark your votes as in this example.

I authorize and instruct my proxies to:

1.   [ ] VOTE FOR all nominees for the   [ ] VOTE WITHHELD Nominees:
                                                           ________
     Company's Board of Directors listed from all nominees Samuel Davis
     at right; except that I WITHHOLD                      Gary T. Gaisser
     AUTHORITY for the following                           David L. Gray
     nominees (if any):                                    James D. Ross
     _____________________________                         Julian C. Schroeder
     _____________________________
     _____________________________
     _____________________________

2. VOTE, in their discretion, upon such other business as may properly come before the meeting and all adjournments thereof.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder. If no direction is made, this Proxy will be voted FOR Proposal 1.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY USING THE ENCLOSED ENVELOPE.


Signature _____________________  ______________________ Dated __________, 2000
                               Signature if held jointly

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.